SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement         [ ]   Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

[X]    Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 AMEDISYS, INC.
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

       [X] $125 per Exchange Act Rules 0-11(c)(l)(ii), 14a-6(i)(l), or 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

       [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

       [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:
________________________________________________________________________________

       (2) Aggregate number of securities to which transaction applies:
________________________________________________________________________________

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________________________

       (4) Proposed maximum aggregate value of transaction:
________________________________________________________________________________

       (5) Total fee paid:
________________________________________________________________________________

       [ ] Fee paid previously with preliminary materials.

       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:
________________________________________________________________________________

       (2) Form, Schedule or Registration Statement No.:
________________________________________________________________________________

       (3) Filing Party:
________________________________________________________________________________

       (4) Date Filed:

                                 AMEDISYS, INC.
                    3029 S. SHERWOOD FOREST BLVD., SUITE 300
                          BATON ROUGE, LOUISIANA 70816
                   (504)292-2031 (PHONE); (504)292-8163 (FAX)
                        HTTP://WWW.PREMIER.NET/~AMEDISYS

                                                                   June 21, 1996



Dear Shareholder:

         You are cordially invited to attend the 1996 Annual Meeting of Stockholders of AMEDISYS, Inc. to be held on Wednesday, July 31, 1996 at 6:00 p.m. (CDT) in the Abell Board Room at the Lod Cook Alumni Center located at 3838 West Lakeshore Drive on the Louisiana State University campus, Baton Rouge, Louisiana. We look forward to this opportunity to update you on developments here at AMEDISYS.

         We hope you will attend the meeting in person. Whether or not you expect to be present and regardless of the number of shares you own, please mark, sign and mail the enclosed proxy in the envelope provided. Matters on which action will be taken at the meeting are explained in detail in the notice and proxy statement following this letter.

                                                         Sincerely,

                                                         William F. Borne
                                                         Chief Executive Officer

                                 AMEDISYS, INC.
                        3029 S. SHERWOOD FOREST BOULEVARD
                                    SUITE 300
                          BATON ROUGE, LOUISIANA 70816
                                  ------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            To Be Held July 31, 1996


To the stockholders of AMEDISYS, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of AMEDISYS, Inc. (the "Company") will be held in the Abell Board Room at the Lod Cook Alumni Center located at 3838 West Lakeshore Drive on the Louisiana State University campus, Baton Rouge, Louisiana, at 6:00 p.m., central daylight time, on Wednesday, July 31, 1996, for the following purposes:

         1. To elect six directors to serve until the next annual meeting of stockholders of the Company and until their successors have been duly elected and qualified;

         2. To ratify the selection of Arthur Andersen & Co. and Hannis T. Bourgeois & Co. as independent public accountants of the Company for the fiscal year ending December 31, 1996;

         3. To consider and act upon a proposal to transact such other business as may properly come before the meeting or any adjournment thereof.

         Only stockholders of record at the close of business on June 3, 1996, are entitled to notice of and to vote at the meeting, or any adjournment thereof.

         Stockholders unable to attend the Annual Meeting in person are requested to read the enclosed Proxy Statement and then complete and deposit the Proxy together with the power of attorney or other authority, if any, under which it was signed, or a notarized certified copy thereof, with the Company's transfer agent, American Stock Transfer & Trust Company, 40 Wall Street, New York, New York 10005, at least 48 hours (excluding Saturdays, Sundays and statutory holidays) before the time of the Annual Meeting or adjournment thereof or with the chairman of the Annual Meeting prior to the commencement thereof. Unregistered stockholders who received the Proxy through an intermediary must deliver the Proxy in accordance with the instructions given by such intermediary.

                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       William F. Borne, Chief Executive Officer
June 21, 1996

THE PROXY STATEMENT WHICH ACCOMPANIES THIS NOTICE OF ANNUAL MEETING OF STOCKHOLDERS CONTAINS MATERIAL INFORMATION CONCERNING THE MATTERS TO BE CONSIDERED AT THE MEETING, AND SHOULD BE READ IN CONJUNCTION WITH THIS NOTICE.

                                 AMEDISYS, INC.
                        3029 S. SHERWOOD FOREST BOULEVARD
                                    SUITE 300
                          BATON ROUGE, LOUISIANA 70816
                          (Principal Executive Office)
                               -------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                              --------------------


         This Proxy Statement is being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of AMEDISYS, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held in the Abell Board Room at the Lod Cook Alumni Center located at 3838 West Lakeshore Drive on the Louisiana State University campus, Baton Rouge, Louisiana, at 6:00 p.m., central daylight time, on Wednesday, July 31, 1996, and at any adjournments thereof for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"). This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about June 21, 1996. All costs of soliciting proxies will be borne by the Company.

         The close of business on June 3, 1996, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the record date, there were 2,583,864 shares of the Company's Common Stock, par value $.001 per share ("Common Stock"), issued and outstanding.

         The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non- votes will be counted towards a quorum. If a quorum is not present or represented by proxy at the Annual Meeting, the stockholders present or represented by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time, without notice other than an announcement at the Annual Meeting, until a quorum is present or represented by proxy. At any such adjourned Annual Meeting at which a quorum is present or represented by proxy, any business may be transacted that might have been transacted at the original Annual Meeting.

         With respect to the election of directors, votes may be cast in favor or withheld. Directors are elected by a plurality of the votes cast at the Annual Meeting, and votes that are withheld will be excluded entirely from the vote and will have no effect. Stockholders may not cumulate their votes in the election of directors. The affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for approval of Item 2. Abstentions will have the same effect as a vote against a proposal.

         Brokers who hold shares in street name for customers are required to vote those shares in accordance with instructions received from the beneficial owners. In addition, brokers are entitled to vote on certain items, such as the election of directors, the ratification of auditors and other "discretionary items," even when they have not received instructions from beneficial owners. Brokers are not permitted to vote for "non-discretionary" items without specific instructions from the beneficial owners. Under applicable Delaware law, broker non-votes will have no effect on any of the proposals.

         All shares represented by properly executed proxies, unless such proxies have been previously revoked, will be voted at the Annual Meeting in accordance with the directions set forth on such proxies. IF NO DIRECTION IS INDICATED, THE SHARES WILL BE VOTED (i) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN, (ii) FOR THE APPROVAL OF THE INDEPENDENT PUBLIC ACCOUNTANTS, AND (iii) TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

         The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy by one of the following methods:
(a) the execution and submission of a revised proxy, (b) written notice to the Secretary of the Company or (c) voting in person at the Annual Meeting.

                                  ANNUAL REPORT

         A copy of the Company's 1995 Annual Report to Stockholders is being mailed with this Proxy Statement. The Annual Report does not form any part of the material for solicitation of proxies.

         The Company will provide, without charge, a copy of its Annual Report on Form 10-KSB, including financial statements and exhibits thereto, upon written request to Barbara Carey, Secretary of the Company, at 3029 South Sherwood Forest Boulevard, Suite 300, Baton Rouge, Louisiana 70816. The Company's fax number is (504) 292-8163 and its Internet address is http://www.premier.net/~amedisys.

                                     ITEM 1
                              ELECTION OF DIRECTORS

DIRECTOR NOMINEES

         The directors are elected annually by the stockholders of the Company. The Bylaws of the Company provide that the number of directors will be determined by the Board of Directors, but shall not be less than three. The stockholders will elect six directors for the coming year. All of the nominees presently serve as directors of the Company.

         Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such person(s) as may be nominated by the Board of Directors.

         WILLIAM F. BORNE (age 38). Mr. Borne has served as a director and chief executive officer of the Company since 1982. Mr. Borne was an intensive care supervisor for Key Nursing Corporation from June 1982 to July 1983 and director of nursing at West St. James Hospital in Vacherie, Louisiana from 1980 to 1983. Mr. Borne is a registered nurse who worked clinically in specialty and medical-surgical areas with supplemental staffing agencies in New Orleans from 1979 to 1980. Mr. Borne is a graduate of the Charity Hospital School of Nursing.

         IRVIN T. GREGORY (age 58). Mr. Gregory has served as a director of the Company and as president of the Company's outpatient surgery division since August 1995. Mr. Gregory has also served as a director and as vice president of development of AMEDISYS Surgery Centers since January 1995. Mr. Gregory has thirty years of management experience in the health care field that includes services as regional vice president for Surgical Partners of America, Inc., a Vivra, Inc. New York Stock Exchange subsidiary, executive vice president of Medical Care International (now Med America), and vice president - development for the Lifemark Hospital Division of Lifemark Corporation. Mr. Gregory received a B.S. degree in management from the University of Southwestern Louisiana. Mr. Gregory serves on the Compensation Committee.

         WILLIAM M. HESSION, JR. (age 44). Mr. Hession has been a director of the Company since July 1983. Mr. Hession has served as the president of Key Nursing Corporation in Thibodaux, Louisiana since

1982 and as president of Key Medical Supply, Inc. since 1992. He served as consulting director of nursing services in Metairie, Louisiana from 1979 to 1982. Mr. Hession was director of nursing at Assumption General Hospital in Napoleonville, Louisiana from 1977 to 1978. He worked as a staff nurse in the intensive care unit at West Jefferson Hospital in New Orleans, and at Thibodaux General Hospital in Thibodaux, Louisiana in 1976. Mr. Hession received a nursing degree from Nicholls State University. Mr. Hession serves on the Audit Committee.

         KARL A. LEBLANC, M.D. (age 42). Dr. LeBlanc has served as a director of the Company since June 1993. Dr. LeBlanc has been a practicing physician of general surgery in Baton Rouge, Louisiana since 1983. Dr. LeBlanc is on the medical staffs of Our Lady of the Lake Regional Medical Center, Baton Rouge General Medical Center, and the Woman's Hospital of Baton Rouge. Dr. LeBlanc received his M.D. from Louisiana State University Medical Center in 1978, and a B.S. degree from the University of Southwestern Louisiana. Dr. LeBlanc received an M.B.A. from Louisiana State University in 1992. Dr. LeBlanc serves on the Audit Committee and Compensation Committee.

         ALAN J. OSTROWE, M.D. (age 54). Dr. Ostrowe has served as a director of the Company since July 1994. Dr. Ostrowe has been a practicing physician in Baton Rouge specializing in anesthesiology since 1971. Dr. Ostrowe is on the medical staffs of Our Lady of the Lake Regional Medical Center, Baton Rouge General Medical Center, Medical Center of Baton Rouge, and the Woman's Hospital of Baton Rouge. Dr. Ostrowe received his M.D. from New York Medical College in 1966. Dr. Ostrowe also serves on the board of directors of GulfWest Oil Company and as the medical director of one of the Company's subsidiaries. Dr. Ostrowe serves on the Audit Committee and Compensation Committee.

         BORIS L. PAYAN, M.D. (age 62) Dr. Payan was elected to the Board of Directors in February 1996. Dr. Payan is a Houston physician specializing in anesthesia and has maintained a private practice since 1962. Dr. Payan has served as a director of AMEDISYS Surgery Centers since 1978. He received his M.D. from the University of Havana, Cuba and completed a year of internship at Curie Hospital in Cuba and a second year at Methodist Hospital in Houston. He did his residency at St. Luke's Hospital, St. Joseph's Hospital and at Baylor College of Medicine in Houston. He is on staff at Southern Medical Center. He also serves on the board of directors of First Bank of Houston.

BOARD OF DIRECTORS, COMMITTEES AND MEETINGS

         The Board of Directors held four meetings in 1995, and each director of the Company attended at least 75% of all Board meetings. The Company maintains Audit and Compensation Committees and each committee member attended each committee meeting.

         The Audit Committee was established to review, in consultation with the independent auditors, the Company's financial statements, accounting and other policies, accounting systems and system of internal controls. The Audit Committee also recommends the engagement of the Company's independent auditors and reviews other matters relating to the relationship of the Company with its auditors. The Audit Committee is composed of Dr. LeBlanc, Dr. Ostrowe and Mr. Hession and met two times during the last fiscal year.

         The Compensation Committee was established to review and act on matters relating to compensation levels and benefit plans for key executives of the Company, among other things. The Compensation Committee is comprised of Dr. LeBlanc, Dr. Ostrowe and Mr. Gregory and met two times during the last fiscal year.

         The Board of Directors currently has no nominating committee or a committee performing a similar function.

DIRECTORS' FEES

         Each director receives $100 per hour for attendance at board meetings. All directors are entitled to reimbursement for reasonable travel expenses incurred in attending such meetings.

REPORTS

         During 1995, Promod Seth became an executive officer of the Company and Mr. Gregory became an executive officer and director of the Company, which events cause each of them to become subject to the reporting requirements of
Section 16 of the Exchange Act. However, Messrs. Seth and Gregory failed to timely file a Form 3 upon becoming subject to such requirements. In addition, Dr. LeBlanc failed to timely file a Form 4 to report the purchase of shares in April 1995.

         THE BOARD OF DIRECTORS HAS NOMINATED THE ABOVE-REFERENCED DIRECTORS FOR ELECTION BY THE SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE. THE ELECTION OF THESE DIRECTORS REQUIRES A PLURALITY OF THE VOTES CAST BY THE HOLDERS OF SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AT THE ANNUAL MEETING AND ENTITLED TO VOTE IN THE ELECTION OF DIRECTORS.

                                     ITEM 2
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors wishes to obtain from the stockholders a ratification of the Board's action in appointing Arthur Andersen & Co. and Hannis T. Bourgeois & Co., as independent public accountants of the Company, for the fiscal year ending December 31, 1996. The engagement of Arthur Andersen & Co. and Hannis T. Bourgeois & Co. for audit services has been approved by the Board of Directors. Representatives from each firm are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

         In the event the appointment of Arthur Andersen & Co. and Hannis T. Bourgeois & Co., as the Company's independent public accountants for fiscal year 1996 is not ratified by the stockholders, the adverse vote will be considered as a direction to the Board of Directors to select other auditors for the following year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, it is contemplated that the appointment for the fiscal year 1996 will be permitted to stand unless the Board finds other good reason for making a change.

         THE BOARD OF DIRECTORS HAS APPROVED THE APPOINTMENT OF ARTHUR ANDERSEN & CO. AND HANNIS T. BOURGEOIS & CO. AS INDEPENDENT PUBLIC ACCOUNTANTS FOR 1996 AND UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF SUCH APPOINTMENT. SUCH RATIFICATION REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES OF COMMON STOCK PRESENT OR REPRESENTED BY PROXY AND ENTITLED TO VOTE AT THE ANNUAL MEETING.

                               EXECUTIVE OFFICERS

         The executive officers of the Company are as follows:

         NAME                            AGE      CAPACITY

         William F. Borne(1)             38       Chief Executive Officer

         Promod K. Seth                  45       Chief Operating Officer

         Mitchel G. Morel                36       Chief Financial Officer

         Irvin T. Gregory(1)             58       President, Outpatient Surgery

         Lynne S. Bernhard               39       President, Nursing Services

         Barbara Carey                   49       Secretary and Treasurer

- ---------------------
(1) Biographical information with respect to this officer was previously described in Item 1.

         PROMOD K. SETH has served as chief operating officer of the Company since December 1995. From 1992 to 1996, he was an independent consultant and investment advisor and, from 1991 to 1992, he was regional administrator of Devereaux, Inc. From 1989 to 1991, Mr. Seth was a consultant to Methodist Hospital in Houston, Texas. Mr. Seth received an M.S. degree in physics from Delhi University, Delhi, India, and an M.B.A. from Louisiana State University. He is licensed as a CPA in the state of Texas.

         MITCHEL G. MOREL has served as the chief financial officer and vice president of finance of the Company since February 1991. Prior to that time, Mr. Morel served as the comptroller of a subsidiary of the Company from October 1989 to January 1991. From March 1988 to October 1989, Mr. Morel was a senior accountant at Ellis-Apple & Co. Mr. Morel received a B.S. degree in business administration from Louisiana State University. He is licensed as a CPA in the state of Louisiana.

         LYNNE S. BERNHARD has served as president of the Company's nursing services division since January 1994. Ms. Bernhard also served as chief operating officer of the Company from July 1994 to December 1995. Ms. Bernhard has also served in a variety of positions with a subsidiary of the Company since 1988. Prior to her affiliation with the Company, Mrs. Bernhard was director of home health care services for Medical Personnel Pool in Baton Rouge from August 1985 to September 1988. Ms. Bernhard has a nursing degree from Southern Arkansas University and attended St. Francis College in Tollier, Illinois.

         BARBARA C. CAREY has served as secretary/treasurer since March 1994 and as vice president of corporate communications of the Company since October 1993. From July 1989 to October 1993, Mrs. Carey served in a variety of positions with a subsidiary of the Company. Mrs. Carey has a Bachelor of Arts and Masters degree in speech from Louisiana State University and an M.B.A. from Tulane University.

         There is no family relationship between or among any executive officers, directors and director nominees.

                                 STOCK OWNERSHIP

         The following table and notes thereto set forth certain information regarding beneficial ownership of the Company's Common Stock as of June 3, 1996 by (i) each person known by the Company to beneficially own more than five percent of the Company's Common Stock, (ii) each of the Company's directors and director nominees, (iii) each named executive officer, and (iv) all directors and officers of the Company as a group.

                                                SHARES BENEFICIALLY OWNED
   NAME AND ADDRESS                          NUMBER                    PERCENT

William F. Borne
  3029 S. Sherwood Forest Blvd., Suite 300
  Baton Rouge, LA  70816.................    435,141(1)                   16.8
Boris L. Payan, M.D.
  3534 Vista
  Pasadena, TX  77504....................    230,893(2)                    8.9
R.E. Hearn, M.D.
  3534 Vista
  Pasadena, TX  77504....................    230,893(2)(3)                 8.9
Jose Reyes, M.D.
  3534 Vista
  Pasadena, TX  77504.....................   204,007(2)                    7.9
William M. Hession, Jr
  627 Fairway Dr.
  Thibodaux, LA  70301....................    82,947(4)                    3.2
Alan J. Ostrowe. M.D.
  3029 S. Sherwood Forest Blvd., Suite 300
  Baton Rouge, LA  70816..................    43,426(5)                    1.7
Irvin T. Gregory
  12700 N. Featherwood, Suite 240
  Houston, TX  77034......................    26,411                       1.0
Karl A. LeBlanc, M.D.
  7777 Hennessy Blvd., Suite 612
  Baton Rouge, LA  70808..................     3,620                       *
All officers and directors
   as a group (10 persons)................   876,638                      33.9
- -------------------------------
(*)      Less than one percent.
(1) Does not include 38,500 shares of Common Stock held in trust for Mr. Borne's minor children.
(2) Includes 30,000 shares of Common Stock owned of record by R.P.&H., Inc., an affiliate of the stockholder.
(3) Includes 100,000 shares owned of record by Phoenix Anesthesia, EPSP, an affiliate of the stockholder.
(4) Includes 82,947 shares of Common Stock owned of record by Key Nursing Corporation, an affiliate of the stockholder.
(5)      Includes a warrant exercisable to purchase 1,000 shares of Common
         Stock.

                             EXECUTIVE COMPENSATION

         The following table sets forth certain information regarding compensation paid by the Company to the Chief Executive Officer during 1995. There were no other executive officers whose total annual salary and bonus exceeded $100,000 during 1995. The Company maintains a disability insurance policy and life insurance policy on Mr. Borne under which the Company is a beneficiary. These policies are pledged as collateral for a bank loan of the Company. The named executive officer receives perquisites and other personal benefits in amounts less than 10% of his total annual salary and bonus.

                           SUMMARY COMPENSATION TABLE

                                                                  LONG-TERM
                              ANNUAL COMPENSATION               COMPENSATION

    NAME AND TITLE          YEAR          SALARY         BONUS    OPTIONS

   William F. Borne,        1995        $130,000       $20,000     3,250
Chief Executive Officer     1994         101,000        35,000       -
                            1993         119,000        25,000       -

EMPLOYMENT AGREEMENTS

         None of the officers of the Company is subject to an employment agreement.

STOCK OPTIONS

         The Company's Amended and Restated Stock Option Plan ("Plan") provides for the issuance of an aggregate of 500,000 shares of Common Stock upon exercise of options granted pursuant to such Plan. As of December 31, 1995, options to purchase an aggregate of 27,650 shares were outstanding under the Plan. These options become exercisable in April 1997 at a price of $7.00 per share, and expire in April 1998.

         The following tables show, as to the named executive officer, certain information concerning stock options.

                            1995 STOCK OPTION GRANTS


                  OPTIONS    PERCENT OF
                  GRANTED   TOTAL OPTIONS       EXERCISE PRICE    EXPIRATION
         NAME     (SHARES)     GRANTED            (PER SHARE)        DATE

William F. Borne   3,250        11.75                $7.00        April 1998


                       AGGREGATED OPTION EXERCISES IN 1995
                           AND YEAR-END OPTION VALUES

                                                      Number of
                                                     Securities       Value of
                         Shares                      Underlying     Unexercised
                        Acquired          Value      Unexercised    in-the-money
         NAME          ON EXERCISE      REALIZED       OPTIONS        OPTIONS

William F. Borne            -               -         3,250(1)          (2)

- --------------
(1)  These options do not become exercisable until April 1997.
(2)  These options were out of the money at December 31, 1995.

                                        7
CERTAIN TRANSACTIONS

         In 1994, AMEDISYS Surgery Centers, L.C. ("ASC") executed a note payable to Vista Maple Partnership, an affiliate of Drs. Reyes, Payan and Hearn, in the original principal amount of $1,080,000, bearing interest at 9% per annum. The note is secured by all real estate and personal property of one of the Company's surgical centers.

         In 1994 and 1995, ASC made payments totaling approximately $108,000 and $229,000, respectively, to RPH, Inc., an affiliate of Drs. Reyes, Payan and Hearn, for anesthesia services.

         During 1995, the Company began a process to develop a health maintenance organization (HMO). In January 1996, the Company deposited $500,000 in connection with the HMO licensing process. Mr. Borne acquired a 67% interest in the HMO, which is still unlicensed, in exchange for arranging a $1,000,000 letter of credit for the HMO, secured by Mr. Borne's shares in the Company. Neither the Company nor Mr. Borne have any further formal commitment in connection with the HMO and the future development of the HMO is undeterminable at this time.

         Management believes that all prior related party transactions are on terms as favorable to the Company as could be obtained from unaffiliated third parties.

                              COST OF SOLICITATION

         The Company will bear the cost of the solicitation of proxies from its stockholders. In addition to the use of mail, proxies may be solicited by directors, officers and regular employees of the Company in person or by telephone or other means of communication. The directors, officers and employees of the Company will not be compensated additionally for the solicitation, but may be reimbursed for out-of-pocket expenses in connection with this solicitation. Arrangements are also being made with brokerage houses and any other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Company's Common Stock, and the Company will reimburse such brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.

                                  OTHER MATTERS

         Management is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

         Proposals of stockholders of the Company which are intended to be presented by such stockholders at the 1997 Annual Meeting must be received by the Company no later than March 21, 1997 in order to have them included in the proxy statement and form of proxy relating to that meeting.

                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       William F. Borne, Chief Executive Officer

June 21, 1996

                                        8
PROXY

                                 AMEDISYS, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  July 31, 1996

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMEDISYS, INC. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW.

The undersigned stockholder of AMEDISYS, INC. (the "Company") hereby appoints William F. Borne and Barbara C. Carey, the true and lawful attorneys, agents and proxies of the undersigned with full power of substitution for and in the name of the undersigned, to vote all the shares of Common Stock of the Company which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held in the Abell Board Room at the Lod Cook Alumni Center located at 3838 West Lakeshore Drive on the Louisiana State University Campus, Baton Rouge, Louisiana on Wednesday, July 31, 1996 at 6:00 p.m., and any and all adjournments thereof, with all of the powers which the undersigned would possess if personally present, for the following purposes:

1.    To elect six Directors.
                                                       FOR      WITHHOLD

      William F. Borne                                 [  ]        [  ]
      Irving T. Gregory                                [  ]        [  ]
      William M. Hession, Jr.                          [  ]        [  ]
      Karl A. LeBlanc, M.D.                            [  ]        [  ]
      Alan J. Ostrowe, M.D.                            [  ]        [  ]
      Boris L. Payan, M.D.                             [  ]        [  ]

2.    To ratify the selection of Arthur Andersen & Co. and Hanna
      T. Bourgeois & Co. as independent public accountants of the Company for the fiscal year ending December 31, 1996.

             FOR       AGAINST      ABSTAIN

            [   ]       [   ]        [   ]

3. The proxies are authorized to vote as they determine in their discretion upon such other matters as may properly come before the meeting.

THIS PROXY WILL BE VOTED FOR THE CHOICES SPECIFIED. IF NO CHOICE IS SPECIFIED FOR ITEMS 1 AND 2, THIS PROXY WILL BE VOTED FOR THESE ITEMS.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated June 21, 1996.

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

DATED:_____________________________     ________________________________________
                                        [Signature]

                                        ----------------------------------------
                                        [Signature if jointly held]

                                        ----------------------------------------
                                        [Printed Name]

                                         Please sign exactly as name appears on
                                         stock certificate(s). Joint owners
                                         should each sign. Trustees and others
                                         acting in a representative capacity
                                         should indicate the capacity in which
                                         they sign.